UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K/A

______________________

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2019 (March 28, 2019)

Twin River Worldwide Holdings, Inc.

(Exact name of registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation)	001-38850 (Commission File Number)	20-0904604 (I.R.S. Employer Identification Number)
100 Twin River Road Lincoln, Rhode Island 02865 (Address and zip code of principal executive offices)

(401) 475-8474

(Registrant’s telephone number, including area code)

________________________

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Introductory Note

On March 28, 2019, Twin River Worldwide Holdings, Inc. (the “Company”) acquired Dover Downs Gaming & Entertainment, Inc. (“Dover Downs”) in a transaction pursuant to which each share of Dover Downs common stock and class A common stock was converted into the right to receive 0.089872 shares of the Company’s common stock with cash in lieu of fractional shares.

On March 29, 2019, the Company filed a Current Report on Form 8-K (the “Initial 8-K”) with the Securities and Exchange Commission (the “SEC”) disclosing that it had closed the acquisition and that the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K would each be filed by amendment by June 13, 2019. This Amendment No. 1 (this “Amendment”) amends the Initial 8-K to file the required financial statements and pro forma financial information.

This Amendment should be read in conjunction with the Initial 8-K and the Company’s other filings with the SEC. Except as stated herein, this Amendment does not reflect events occurring after the filing of the Initial 8-K with the SEC on March 29, 2019 and no attempt has been made in this Amendment to modify or update other information as disclosed in the Initial 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The audited consolidated financial statements of Dover Downs as of December 31, 2018 and 2017 and for the years ended December 31, 2018, 2017 and 2016 and the notes related thereto are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of the Company as of December 31, 2018 and the unaudited pro forma condensed combined statements of income of the Company for the year ended December 31, 2018 and the notes related thereto are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

23.1	Consent of KPMG LLP, dated April 29, 2019

99.1	Audited Consolidated Financial Statements of Dover Downs Gaming & Entertainment, Inc. as of December 31, 2018 and 2017 and for the years ended December 31, 2018, 2017 and 2016 and the notes related thereto

99.2	Unaudited Pro Forma Condensed Combined Balance Sheet of Twin River Worldwide Holdings, Inc. as of December 31, 2018 and Unaudited Pro Forma Condensed Combined Statements of Income of Twin River Worldwide Holdings, Inc. for the year ended December 31, 2018 and the notes related thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWIN RIVER WORLDWIDE HOLDINGS, INC.

By:	/s/ Stephen H. Capp
Name:	Stephen H. Capp
Title:	Executive Vice President and Chief Financial Officer

Date: April 29, 2019